Supplement to the Prospectuses and Statement of Additional Information

Credit Suisse Small Cap Core Fund, a series of Credit Suisse Capital Funds
(the "Fund")

The following information supersedes certain information in the Fund's Prospectuses and Statement of Additional Information.

Investment Strategy Change

On or about July 6, 2010, the Fund's investment strategy will change to a "large cap blend" strategy whereby the Fund generally will invest at least 80% of its assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations ("large companies").

Under the new investment strategy, the Fund will consider a large company to be one that is represented in the S&P 500 Index or has similar attributes and capitalizations to companies in the S&P 500 Index.

Under the new investment strategy, the Fund will continue to follow quantitative portfolio management techniques rather than a traditional fundamental equity research approach. The Fund's portfolio managers will select securities for the Fund using the same proprietary quantitative models as they currently use, which are designed to:

•  forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum,

•  identify stocks likely to suffer price declines if market conditions deteriorate and limit the Fund's overall exposure to such low quality stocks, and

•  help determine the Fund's relative exposure to different industry sectors by analyzing sector performance under different market scenarios.

Under the new investment strategy, the portfolio managers will apply the proprietary quantitative models to companies that are represented in the S&P 500 Index, as well as other companies with similar attributes and capitalizations to the companies in the S&P 500 Index. A stock may be overweighted or underweighted in relation to the S&P 500 Index based on the expected return and risks associated with that stock, both considered relative to the Fund as a whole, among other characteristics. In general, the Fund will maintain investment attributes that are similar to those of the S&P 500 Index, and limit its divergence from the S&P 500 Index in terms of market, industry and sector exposures.

As is the case currently, under the new investment strategy, the portfolio managers may sell securities for a variety of reasons such as to realize profits, limit losses and to take advantage of other investment opportunities.

As a result of the change of investment strategy, the Fund's name will change to Credit Suisse Large Cap Blend II Fund.

The principal risks to which the Fund will be subject under the new investment strategy are market risk and model risk — both of which are risks to which the Fund is subject under its current investment strategy. The new investment strategy will subject the Fund to the following additional non-principal risk to which it is not currently subject:

Focus Risk As a result of investing a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

This change in investment strategy is part of a review of the ongoing viability of the Fund. At a future meeting, the Board of Trustees of Credit Suisse Capital Funds may consider the consolidation of the Fund with another Credit Suisse fund, among other alternatives.

Portfolio Manager

Effective May 3, 2010, Mika Toikka (see biography below) will be joining the Credit Suisse Quantitative Equities Group and serve as the lead manager of the Funds. Jordan Low and Constantin Filitti are no longer members of the group.

Biography

Mika Toikka, Managing Director, is Global Head of Quantitative Equities Group and Quantitative Strategies. Mr. Toikka joined Credit Suisse Asset Management, LLC in May 2010. From September 2000 to April 2010 he held positions within Credit Suisse Group AG's Investment Banking Division. Within the Arbitrage Trading area, his responsibilities have included running a variety of trading strategies and serving as the Head of Risk and Strategy for Global Arbitrage Trading. Prior to joining Arbitrage Trading in 2005, Mr. Toikka served as the Global Head of the Quantitative Equity Derivatives Strategy Group. Before joining Credit Suisse First Boston in September 2000, Mr. Toikka worked for Goldman Sachs & Co. in the Fixed Income and Currency and Commodity division where he played a leadership role in fixed income derivatives strategy. Prior to 1997, he worked for Salomon Brothers in Equity Derivatives and Quantitative Research. Mr. Toikka holds a Master of Science degree in Applied Economics from the University of California Santa Cruz and a Bachelors degree in Economics from the University of California at Davis.

Dated: May 3, 2010	16-0510 SCC-PRO-CMN USEQVAL-PRO-LOAD 2010-002